UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2024

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2024, as described below, upon the recommendation of the Board of Directors (the “Board”) of Cohu, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law (the “Amendment”). The Amendment is discussed in greater detail in the definitive Proxy Statement for the Company’s 2024 Annual Meeting, which was filed with the Securities and Exchange Commission on April 22, 2024. Accordingly, on June 5, 2024, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation implementing the approved changes (the “Restated Certificate”), and the Restated Certificate was effective as of that date.

The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting of Stockholders on June 5, 2024. At the Annual Meeting, the Company’s stockholders cast their votes on four proposals, as set forth below. The Company had 47,085,873 shares outstanding on April 12, 2024, the record date, and 43,787,244 (93.0%) were represented at the Annual Meeting.

Proposal 1.

The nominees for election as Class 2 directors to serve until the 2027 Annual Meeting of Stockholders, were elected based upon the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew M. Caggia	37,225,405	3,594,374	38,642	2,928,823

Yon Y. Jorden	40,016,127	803,882	38,412	2,928,823

Luis A. Müller	40,469,622	349,433	39,366	2,928,823

The remaining directors whose terms continue until 2025 are Steven J. Bilodeau, James A. Donahue and Andreas W. Mattes, and until 2026 are William E. Bendush, Karen M. Rapp and Nina L. Richardson

Proposal 2.

The advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement, was approved. The results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	40,351,823	377,188	129,410	2,928,823

Proposal 3.

The vote to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by law. The results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	36,685,697	4,123,584	49,140	2,928,823

Proposal 4.

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was approved. The results were as follows:

	Votes For	Votes Against	Abstentions
	41,614,016	2,118,486	54,742

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended Restated Certificate of Incorporation of Cohu, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

June 6, 2024	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: Senior VP Finance and Chief Financial Officer